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Exhibit 10.52

        AMENDMENT made this 1st day of November, 2007 to the [Option Agreement Name] ("Option Agreement") dated [2005 Grant Date] between Countrywide Financial Corporation (the "Company") and you (the "Optionee").

W  I  T  N  E  S  S  E  T  H:

        WHEREAS, the Optionee and the Company have previously entered into the Option Agreement; and

        WHEREAS, the Optionee and the Company desire to extend the exercise term of the Option Agreement as described below.

        NOW, THEREFORE, the Optionee and the Company agree to amend the Option Agreement, effective November 1, 2007, as follows:

        1.     The last sentence of Section 1 of the Option Agreement is amended in its entirety to read as follows:

        "The Option shall expire at 5:00 p.m., central time, on the sixth anniversary of the Grant Date (the "Expiration Date").

        2.     As amended by this Amendment, the Option Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, by signing below, the Optionee acknowledges acceptance of the terms and conditions of the Amendment and understanding of the potential tax implications.

[Employee Name]:

Date:
Employee ID:

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  Exhibit 10.52